[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Exhibit 10.25.6

EXECUTION COPY

AMENDMENT NO. 9 TO PRICING LETTER AND AMENDMENT NO. 6 TO MASTER

REPURCHASE AGREEMENT

Amendment No. 9 to Pricing Letter and Amendment No. 6 to Master Repurchase Agreement (this “Amendment”) dated as of October 27, 2014, between UBS REAL ESTATE SECURITIES INC. (the “Buyer”), and LOANDEPOT.COM, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to (i) a certain Master Repurchase Agreement, dated as of March 14, 2012 (as amended by Amendment No. 1, dated as of April 26, 2012, Pricing Supplement No. 1, dated as of April 26, 2012, Amendment No. 2, dated as of July 27, 2012, Amendment No. 3, dated as of September 25, 2012, Amendment No. 4, dated as of March 27, 2014, and Amendment No. 5, dated as of April 29, 2014 (the “Existing Repurchase Agreement” and as subsequently amended by this Amendment and as may be amended from time to time, the “Repurchase Agreement”), (ii) a certain Pricing Letter, dated as of March 14, 2012 (as amended by Amendment No. 1, dated as of April 26, 2012, Pricing Supplement No. 1, dated as of April 26, 2012, Amendment No. 2, dated as of June 18, 2012, Amendment No. 3, dated as of July 27, 2012, Amendment No. 4, dated as of September 25, 2012, Amendment No. 5, dated as of March 7, 2013, Amendment No. 6, dated as of April 12, 2013, Amendment No. 7, dated as of April 30, 2013, and Amendment No. 8, dated as of April 29, 2014 (the “Existing Pricing Letter” and as subsequently amended by this Amendment and as may be amended from time to time, the “Pricing Letter”) and (iii) a certain Pricing Supplement No. 1, dated as of April 26, 2012 and Amendment, No. 1, dated as of April 30, 2013 (the “Existing Pricing Supplement No. 1” and as may be amended from time to time, the “Pricing Supplement No. 1”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Pricing Letter, Pricing Supplement No. 1 and the Existing Repurchase Agreement.

The Buyer notifies Seller that as per the terms of Pricing Supplement No. 1, that Buyer intends to terminate Pricing Supplement No. 1.

The Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Pricing Letter and Existing Repurchase Agreement be amended to reflect certain agreed upon revisions.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Pricing Letter and Existing Repurchase Agreement are hereby amended as follows:

SECTION 1. Amendments to the Existing Pricing Letter. On and after the Amendment Effective Date:

(a) Section 1 of the Existing Pricing Letter is hereby amended by deleting the definition of “Approved Mortgage Product” in its entirety and replacing it with the following:

“Approved Mortgage Product” shall mean the following Mortgage Products approved by Buyer for Transactions under the Agreement: Conforming Mortgage Loans, High Balance Conforming Mortgage Loans, Exception Conforming Mortgage Loans, Certified Conforming Mortgage Loans, Jumbo Mortgage Loans, Specified Mortgage Loans, Mortgage Loans Released on Trust Receipt, Wet Loans, Agency Securities and HARP Mortgage Loans and (b) any additional “Approved Mortgage Product” Buyer in its sole discretion determines to accept as reflected in a Pricing Supplement in the form of Exhibit B hereto (such Approved Mortgage Product incorporated pursuant to a Pricing Supplement, a “Pricing Supplement Product”). In no event shall a Pricing Supplement Product be an Exception Conforming Mortgage Loan.

(b) Schedule 1 of the Existing Pricing Letter is hereby amended by deleting it in its entirety and replacing with Exhibit A, attached hereto.

(c) Schedule 2 of the Existing Pricing Letter is hereby amended by deleting in its entirety and replacing with Exhibit B, attached hereto.

SECTION 2. Amendments to the Existing Repurchase Agreement. On and after the Amendment Effective Date:

(a) Section 2 of the Existing Repurchase Agreement is amended by adding the following definition as it should appear in alphabetical order:

“HARP Mortgage Loan” shall mean a Mortgage Loan, which (a) is secured by a first lien, (b) conforms to the requirements of an Agency for securitization or cash purchase but does not otherwise meet all of the requirements of a Conforming Mortgage Loan as set forth in the Program Documents and (c) is a refinance Mortgage Loan originated in accordance with and pursuant to the Home Affordable Refinance Program 2.0 (“HARP 2.0”).

(b) Section 2 of the Existing Repurchase Agreement is amended by revising the following definitions with respect to HARP Mortgage Loans (but only as to HARP Mortgage Loans and no other Mortgage Loans) as follows:

“Exception Conforming Mortgage Loan” shall mean a Mortgage Loan other than a HARP Mortgage Loan which is secured by a first lien (subject to Permitted Encumbrances), and such Mortgage Loan (a) conforms to the requirements of an Agency for securitization or cash purchase or (b) is eligible to be insured by FHA or guaranteed by VA or RHS (excluding any Mortgage Loan which exceeds Agency guidelines for maximum general conventional loan amount) but does not otherwise meet all of the requirements of a Conforming Mortgage Loan as set forth herein.

“LTV” shall mean with respect to any HARP Mortgage Loan, the ratio of the original outstanding principal amount of the HARP Mortgage Loan to the Appraised Value of the Mortgaged Property as of the date such Mortgage Loan is funded as a refinanced Mortgage Loan under HARP 2.0.

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(c) Schedule 1 of the Existing Repurchase Agreement is hereby amended, by revising representations and warranties (q) and (nn) with respect to HARP Mortgage Loans (but only as to the HARP Mortgage Loans and no other Mortgage Loans) as follows:

(q)	LTV, PMI Policy. The LTV of the HARP Mortgage Loan is no greater than 105% if such Mortgage Loan is (i) a fixed-rate Mortgage Loan with a term in excess of 30 years, or (ii) an adjustable-rate Mortgage Loan with an initial fixed period greater than or equal to five years, unless otherwise approved by Buyer in its sole discretion.

(nn)	Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae, Freddie Mac or FHA and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated or a duly executed property inspection waiver, fieldwork waiver, or other such similar document as required by the Agency.

(d) Schedule 1 to the Existing Repurchase Agreement is hereby amended by adding a new representation and warranty (sss) at the end thereof as follows:

(sss) Borrower Benefit. The HARP Mortgage Loan, as of the date of origination, meets the borrower benefit requirements as defined by the Agency.

SECTION 3. Notification of Termination of Pricing Supplement No. 1. Effective as of the Amendment Effective Date, Buyer notifies Seller that it terminates Pricing Supplement No. 1.

SECTION 4. Conditions Precedent. This Amendment shall become effective on October 1, 2014 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

(a) On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i) this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and Seller; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5. Ratification of Agreement. As amended by this Amendment, the Existing Pricing Letter and the Existing Repurchase Agreement are in all respects ratified and confirmed and the Existing Pricing Letter and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

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SECTION 6. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Pricing Letter and the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

SECTION 11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

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EXECUTION COPY

IN WITNESS WHEREOF, the Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:
Name: ARI LASH
Title: DIRECTOR

By:
Name: Chi Ma
Title: Director

LOANDEPORT.COM, LLC, as Seller

By:
Name: Robert J. Bernabe
Title: SVP-Finance

[Signature Page to Amendment No. 9 to Pricing Letter and Amendment No. 6 to Master Repurchase Agreement]

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT A

SCHEDULE 1

Approved Mortgage Product	Concentration Limit (based upon Maximum Aggregate Purchase Price unless otherwise noted)	Pricing Spread	Asset Value (each percentage, the Purchase Price Percentage)	Aging Limit (Days from initial Purchase Date unless otherwise noted)
Conforming Mortgage Loan	[***]	[***]	[***]	[***]
High Balance Conforming Mortgage Loan	[***]	[***]	[***]	[***]
Exception Conforming Mortgage Loan	[***]	[***]	[***]	[***]
Jumbo Mortgage Loan	[***]	[***]	[***]	[***]
Certified Conforming Mortgage Loans	[***]	[***]	[***]	[***]
Wet Loan	[***]	[***]	[***]	[***]
Agency Security	[***]	[***]	[***]	[***]
Specified Mortgage Loan	[***]	[***]	[***]	[***]

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

Approved Mortgage Product	Concentration Limit (based upon Maximum Aggregate Purchase Price unless otherwise noted)	Pricing Spread	Asset Value (each percentage, the Purchase Price Percentage)	Aging Limit (Days from initial Purchase Date unless otherwise noted)
Mortgage Loans Released on Trust Receipt	[***]	[***]	[***]	[***]
HARP Mortgage Loans	[***]	[***]	[***]	[***]

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT B

SCHEDULE 2

WAREHOUSE FEES

Commitment Fee. Seller shall pay to Buyer in immediately available funds, earned on April 29, 2014, a non-refundable Commitment Fee equal to [***]. The Commitment Fee shall be paid in four equal installments, which shall be paid on April 29, 2014 and on the last Business Day of every third (3rd) month thereafter. For the avoidance of doubt, in the event that Seller shall terminate this Agreement or repurchase any Mortgage Loans subject to Transactions under this Agreement, the Commitment Fee shall still be due and payable as set forth herein.

Non-Use Fee. Commencing thirty (30) days after the date hereof and thereafter, no later than the tenth (10th) day (and if such day is not a Business Day, the following Business Day) following the end of each calendar quarter, Seller shall pay to Buyer in immediately available funds a non-refundable Non-Use Fee equal to [***].

Exception Fee. For each Purchased Asset which exceeds the Concentration Limit for the related Approved Mortgage Product or which exceeds the Aging Limit, Seller shall pay to Buyer in immediately available funds a non-refundable Exception Fee equal to [***]. The selection of the specific Purchased Assets that exceed the Concentration Limit for an Approved Mortgage Product shall be performed by Buyer in its sole discretion. The payment of the Exception Fee shall not limit Buyer’s right to reduce the Market Value with respect to any Purchased Asset in accordance with the definition of Market Value.

Asset Handling Fee. For each Purchased Mortgage Loan, $[***].

Purchase and Repurchase Wire Fee. $[***] for each outgoing/incoming wire.

Return Note Fee. For each Mortgage Note that is returned to Seller, $[***].

Failure to Register Fee. For each Mortgage for which Seller has failed to register Buyer as the “warehouse lender” on the MERS System, as required by the Agreement, $[***], provided that Seller shall have five (5) days after such registration is due before such fee will be charged.

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

Utilization Rebate: If in any calendar month, the average aggregate Purchase Price of all Purchased Assets during such calendar month is greater than [***]% of the Maximum Aggregate Purchase Price, the Buyer shall credit to Seller an amount equal to [***]. Such credit shall be applied by the Buyer in its sole discretion to amounts and other fees owed by Seller to Buyer.

Asset Handling Fees and Purchase and Repurchase Wire Fees will be deducted from investor remittances prior to the release of proceeds to Seller. All other fees not otherwise listed herein will be due within 15 days of notification to Seller.